UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number       811-22584
Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end:  December 31
Date of reporting period:  January 1, 2016 – June 30, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices

Guggenheim Equal Weight Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2016
	Total Cumulative Distribution					% Breakdown of the Total Cumulative
	For the Fiscal Year					Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total Per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0887	$0.0000	$0.3488	$0.0000	$0.4375	20.3%	0.0%	79.7%	0.00%	100.0%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/geq.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.4375, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/geq, for a more detailed description of Fund-specific risks and considerations.

GUGGENHEIMINVESTMENTS.COM/GEQ
....YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT GUGGENHEIM EQUAL WEIGHT
ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/geq, you will find:
•  Daily, weekly and monthly data on share prices, net asset values, distributions and more
•  Portfolio overviews and performance analyses
•  Announcements, press releases and special notices
•  Fund and adviser contact information
Guggenheim Partners Investment Management, LLC, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	June 30, 2016

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2016.
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.
For the six months ended June 30, 2016, the Fund provided a total return based on market price of 3.73% and a total return net of fees based on NAV of 4.65%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On June 30, 2016, the Fund’s closing market price of $16.50 per share represented a discount of 10.23% to its NAV of $18.38 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.4375 per share. The most recent distribution represents an annualized distribution rate of 10.6% based on the Fund’s closing market price of $16.50 as of June 30, 2016. Please see Note 2(d) on page 38 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC serves as the Fund’s Options Strategy Sub-Adviser (the “Options Strategy Sub-Adviser”), responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser (the “Equity Strategy Sub-Adviser”, and together with the Options Strategy Sub-Adviser, the “Sub-Advisers”), responsible for managing the underlying equity portfolio. Both the Adviser and the Sub-Advisers are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.
In connection with the implementation of its strategy, the Fund uses leverage through a credit facility provided by a large multi-national financial institution. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 51 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

DEAR SHAREHOLDER: (Unaudited) continued	June 30, 2016
quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2016, we encourage you to read the Questions & Answers section of the report, which begins on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/geq.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund
July 31, 2016

6 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	June 30, 2016

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned investment professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer, Equities, Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Qi Yan, Managing Director and Portfolio Manager and Daniel Cheeseman, Director and Portfolio Manager.
Security Investors, LLC (“Security Investors” or the “Equity Strategy Sub-Adviser” and together with the Options Strategy Sub-Adviser, the “Sub-Advisers”) is the Fund’s investment sub-adviser responsible for managing the underlying equity portfolio. The team at Security Investors includes Ryan Harder, CFA, Managing Director and Portfolio Manager, and James R. King, CFA, Managing Director and Portfolio Manager. The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2016.
Please describe the Fund’s investment objective and strategy.
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.
The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.
The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e., writing) call options on securities indices, exchange-traded funds (“ETFs”) that track

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (SEC). There can be no assurance that the Fund’s use of call options will be successful.
The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.
Please provide an overview of the economic and market environment during the six months ended June 30, 2016.
The first half of this year opened with downgrades of U.S. and global economic growth and a surge in recession fears, which triggered a bout of market volatility and negative returns. But a dovish pivot in Federal Reserve (Fed) communications in February helped spur a rally in crude oil and a reversal of dollar strength, as well as a rally in risk assets that lasted through the spring. Temporarily interrupting the rally were June’s poor non-farm payrolls report (38,000 U.S. jobs created in May) and the United Kingdom’s (UK’s) vote to leave the European Union (EU).
The surprising and disappointing jobs number led to a sharp fall in the 10-year U.S. Treasury yield as markets downgraded the probability of summer rate hikes. Indeed, the Federal Open Market Committee (FOMC) declined to raise rates in June. In late June, citizens in the UK voted to leave the European Union. This decision, nicknamed “Brexit,” prompted panic selling of risk assets in Europe, the UK, and emerging markets. In the U.S., there was also a sell-off in more speculative-grade credit and equities. However, nerves settled in the last two days of the period, and markets appeared to bounce back, as global central banks promised to do everything in their power to maintain market stability and as it seemed that the political transition in the UK would move more quickly and smoothly than expected.
The period ended with the British pound at its weakest level against the U.S. dollar in over 20 years, and the 10-year Treasury note yielding 1.47 percent, down from 2.27 at the start of the period.

8 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

Brexit turmoil and the drop in Treasury yields was in spite of the rebound in U.S. economic growth over the period. The final reading of first-quarter Gross Domestic Product (GDP) was 0.8 percent (revised down in late July from 1.1 percent), with weakness likely due to residual seasonality effects. Consistent with previous years, growth accelerated as the year progressed, but not at the pace expected by most economists; in late July, the initial estimate of second-quarter real GDP was 1.2 percent, against an expected rate of above 2 percent, the lower figure due primarily to a fall in inventories.
While May’s payroll report was likely an aberration, a view confirmed by a strong June number, the trend rate of job growth should slow as we near full employment. An improving labor market, low borrowing costs, and rising household formation all point to continued improvement in the housing market, as evidenced by new home sales figures recently hitting eight-year highs.
We are entering a period of seasonal weakness combined with some continuing post-Brexit uncertainty and a growing focus on the upcoming U.S. elections. Despite this, falling rates will remain supportive of credit performance. Record-low U.S. government yields are likely to be dragged down by foreign retail and institutional investors, as central banks continue to plunge rates further into negative territory. This hunt for yield will act as a “QE4” and will spill over into supporting risk assets.
With inflation expectations troublingly low, and growth in Europe likely to slow, the Fed will be hard pressed to deliver two hikes in the balance of the year. We anticipate one rate hike this year, most likely in December, as the Fed remains cautious due to the asymmetry of risks near the zero lower bound. The rally in risk assets should remain intact through the third quarter of 2016, and monetary policy will ultimately create a positive backdrop for risk assets over the next two to three years.
How did the Fund perform for the 6 months ended June 30, 2016?
For the six months ended June 30, 2016, the Fund provided a total return based on market price of 3.73% and a total return net of fees based on NAV of 4.65%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On June 30, 2016, the Fund’s closing market price of $16.50 per share represented a discount of 10.23% to its NAV of $18.38 per share. On December 31, 2015, the Fund’s closing market price of $16.34 per share represented a discount of 9.17% to its NAV of $17.99 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.4375 per share. The most recent distribution represents an annualized distribution rate of 10.6% based on the Fund’s closing market price of $16.50 as of June 30, 2016. Please see Note 2(d) on page 38 for more information on distributions for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

What most influenced the Fund’s performance?
The first half of 2016 was marked by the sharp decline that occurred at the start of the year and ended in February as the S&P 500 fell 10.3%. The market quickly recovered by 15.9% only to sharply drop 5% in the two days following the Brexit vote. Consequently, market implied volatility as measured by the CBOE Volatility Index (VIX) quickly moved between higher and lower regimes. The VIX peaked at 32 intraday in January only to decline to the low level of 13 by Memorial Day.
GEQ sells options (volatility) to capture their embedded richness. As rapidly declining markets tend to increase volatility, the Fund has a headwind in markets where risk suddenly shifts. As a result, GEQ net underperformed the S&P 500 by 168 basis points through the February 11 market bottom.
The corresponding recovery and rapid decline in volatility was then a tailwind which led the strategy to outperform from Feb 11 to the day before Memorial Day (May 27th) by 181 basis points. The quick decline and rapid recovery from the Brexit had a neutral effect on the Fund. From the day before the Brexit vote to June 30, the Fund outperformed the market by 16 basis points.
Continued speculation of “helicopter money” has calmed markets subsequent to the Brexit vote, causing the market to rise to new all-time highs and volatility to plummet to the lowest level since August 2014 (after the period ended).
Sustained periods of volatility are beneficial to these strategies while rapidly changing market rise is a headwind. A persistently low volatility market from continued support of central banks would be expected to be positive contributing. However, a shift to a sustainable higher volatility market would also be a net positive, so long as the transition between low and high volatility is gradual.
Can you discuss the impact of leverage in the Fund?
Leverage detracted from performance for the period, as the broad equity market was flat and premium income was diminished in an unattractive environment for volatility. The Fund’s total return was below that of the cost of leverage. Therefore, on a simple comparison, the use of leverage detracted from shareholder returns.
Leverage at the end of the period was about 24% of the Fund’s total managed assets. Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Our economic outlook remains positive, as the U.S. expansion continues. Further negative rates in Europe and Japan will continue to direct capital into the U.S. and thus push rates lower. This should support economic growth, in particular housing activity, and reduce the near-term risk for a recession in the U.S.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see “Borrowings” under Note 8 on page 44 for more information on the Fund’s credit facility agreement.

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QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The S&P 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
Please see guggenheiminvestments.com/geq for a detailed discussion about Fund risks and considerations.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	June 30, 2016

Fund Statistics
Share Price	$16.50
Net Asset Value	$18.38
Discount to NAV	-10.23%
Net Assets ($000)	$161,241

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JUNE 30, 2016
	Six Month			Since
	(non-	One	Three	Inception
	annualized)	Year	Year	(10/27/11)
Guggenheim Equal Weight Enhanced
Equity Income Fund
NAV	4.65%	2.29%	6.59%	7.96%
Market	3.73%	-0.50%	6.57%	5.14%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

12 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	June 30, 2016

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Non-cyclical	26.3%
Financial	23.5%
Consumer, Cyclical	19.4%
Industrial	16.7%
Technology	11.9%
Energy	10.3%
Communications	8.3%
Utilities	7.6%
Basic Materials	5.0%
Diversified	0.3%
Short term investments	3.9%
Total Investments	133.2%
Options Written	-2.3%
Other Assets & Liabilities, net	-30.9%
Net Assets	100.0%

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	June 30, 2016

Distributions to Shareholders &
Annualized Distribution Rate

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit guggenheiminvest-ments.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital.

14 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)		June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3%
Consumer, Non-cyclical – 26.3%
Hershey Co.[1]	4,331	$491,525
Tyson Foods, Inc. — Class A1	6,893	460,384
General Mills, Inc.[1]	6,383	455,236
Mead Johnson Nutrition Co. — Class A1	4,983	452,207
Constellation Brands, Inc. — Class A1	2,722	450,219
McCormick & Company, Inc.[1]	4,183	446,201
Eli Lilly & Co.[1]	5,646	444,622
Campbell Soup Co.[1]	6,659	443,023
JM Smucker Co.[1]	2,895	441,227
Automatic Data Processing, Inc.[1]	4,794	440,424
Reynolds American, Inc.[1]	8,164	440,285
Hormel Foods Corp.[1]	12,012	439,639
Quest Diagnostics, Inc.[1]	5,391	438,881
Centene Corp.*	6,147	438,711
Clorox Co.[1]	3,168	438,420
Kimberly-Clark Corp.[1]	3,188	438,286
Dr Pepper Snapple Group, Inc.[1]	4,528	437,542
Monster Beverage Corp.*,1	2,719	436,970
Stryker Corp.[1]	3,645	436,779
Kellogg Co.[1]	5,345	436,419
CR Bard, Inc.[1]	1,853	435,751
Altria Group, Inc.[1]	6,314	435,413
Sysco Corp.[1]	8,559	434,284
Cintas Corp.[1]	4,417	433,440
AmerisourceBergen Corp. — Class A1	5,461	433,167
Kraft Heinz Co.[1]	4,892	432,844
Johnson & Johnson[1]	3,568	432,797
Equifax, Inc.[1]	3,370	432,708
Intuitive Surgical, Inc.*,1	651	430,579
Church & Dwight Company, Inc.	4,180	430,080
Verisk Analytics, Inc. — Class A*	5,301	429,805
PepsiCo, Inc.[1]	4,042	428,209
Abbott Laboratories[1]	10,873	427,417
ConAgra Foods, Inc.[1]	8,893	425,174
Procter & Gamble Co.[1]	5,018	424,874
Mallinckrodt plc*,1	6,986	424,609
Danaher Corp.[1]	4,204	424,604
Baxter International, Inc.[1]	9,385	424,390
DaVita HealthCare Partners, Inc.*,1	5,488	424,332
Brown-Forman Corp. — Class B1	4,251	424,080
Boston Scientific Corp.*,1	18,138	423,885

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Consumer, Non-cyclical – 26.3% (continued)
AbbVie, Inc.[1]	6,845	$423,774
Colgate-Palmolive Co.[1]	5,789	423,755
UnitedHealth Group, Inc.[1]	2,999	423,459
Merck & Company, Inc.[1]	7,350	423,434
Hologic, Inc.*	12,230	423,158
Aetna, Inc.[1]	3,464	423,058
Medtronic plc[1]	4,872	422,743
Bristol-Myers Squibb Co.[1]	5,747	422,692
Total System Services, Inc.[1]	7,950	422,225
Mondelez International, Inc. — Class A1	9,274	422,060
Zimmer Biomet Holdings, Inc.[1]	3,502	421,571
St. Jude Medical, Inc.[1]	5,398	421,044
McKesson Corp.[1]	2,251	420,149
Philip Morris International, Inc.[1]	4,122	419,290
Becton Dickinson and Co.[1]	2,466	418,209
Zoetis, Inc.	8,810	418,123
Laboratory Corporation of America Holdings*,1	3,204	417,385
Kroger Co.[1]	11,343	417,309
Cigna Corp.[1]	3,260	417,247
Anthem, Inc.[1]	3,175	417,005
Express Scripts Holding Co.*,1	5,500	416,900
Pfizer, Inc.[1]	11,831	416,570
S&P Global, Inc.[1]	3,883	416,491
Archer-Daniels-Midland Co.[1]	9,703	416,162
Estee Lauder Companies, Inc. — Class A1	4,561	415,142
Cardinal Health, Inc.[1]	5,317	414,779
PayPal Holdings, Inc.*,1	11,355	414,571
Universal Health Services, Inc. — Class B	3,089	414,235
Henry Schein, Inc.*	2,341	413,889
Illumina, Inc.*	2,948	413,840
Western Union Co.[1]	21,567	413,655
Gilead Sciences, Inc.[1]	4,944	412,428
Coca-Cola Co.[1]	9,079	411,551
Quanta Services, Inc.*,1	17,790	411,305
Amgen, Inc.[1]	2,697	410,349
Edwards Lifesciences Corp.*,1	4,113	410,189
Biogen, Inc.*,1	1,696	410,127
Molson Coors Brewing Co. — Class B1	4,027	407,251
Dentsply Sirona, Inc.[1]	6,564	407,231
Thermo Fisher Scientific, Inc.[1]	2,751	406,488
Mylan N.V.*,1	9,376	405,419

See notes to financial statements.

16 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Consumer, Non-cyclical – 26.3% (continued)
Avery Dennison Corp.[1]	5,415	$404,771
HCA Holdings, Inc.*	5,249	404,225
Patterson Companies, Inc.[1]	8,418	403,138
Varian Medical Systems, Inc.*,1	4,895	402,516
Humana, Inc.[1]	2,235	402,032
Allergan plc*,1	1,733	400,479
Celgene Corp.*,1	4,057	400,142
Nielsen Holdings plc	7,674	398,818
Global Payments, Inc.	5,586	398,729
Robert Half International, Inc.[1]	10,444	398,543
H&R Block, Inc.[1]	17,232	396,336
Endo International plc*	25,336	394,988
Moody's Corp.[1]	4,199	393,488
Vertex Pharmaceuticals, Inc.*	4,564	392,595
Regeneron Pharmaceuticals, Inc.*,1	1,122	391,836
United Rentals, Inc.*	5,839	391,797
Whole Foods Market, Inc.[1]	12,169	389,651
Perrigo Company plc[1]	4,238	384,259
Alexion Pharmaceuticals, Inc.*,1	3,079	359,504
Total Consumer, Non-cyclical		42,503,551
Financial – 23.5%
UDR, Inc. REIT	12,375	456,886
Essex Property Trust, Inc. REIT[1]	1,994	454,811
General Growth Properties, Inc. REIT[1]	15,205	453,412
Macerich Co. REIT[1]	5,307	453,165
Simon Property Group, Inc. REIT[1]	2,085	452,237
Apartment Investment & Management Co. — Class A REIT[1]	10,226	451,580
Realty Income Corp. REIT	6,493	450,354
Crown Castle International Corp. REIT	4,436	449,944
Kimco Realty Corp. REIT[1]	14,265	447,636
Iron Mountain, Inc. REIT[1]	11,227	447,172
Equity Residential REIT[1]	6,481	446,411
Digital Realty Trust, Inc. REIT	4,081	444,788
SL Green Realty Corp. REIT	4,177	444,726
Cincinnati Financial Corp.[1]	5,925	443,722
Ventas, Inc. REIT[1]	6,088	443,328
AvalonBay Communities, Inc. REIT[1]	2,455	442,857
Public Storage REIT[1]	1,727	441,404
Welltower, Inc. REIT[1]	5,788	440,872
Federal Realty Investment Trust REIT	2,659	440,197

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Financial – 23.5% (continued)
Host Hotels & Resorts, Inc. REIT[1]	27,113	$439,502
Equinix, Inc. REIT	1,128	437,359
Aflac, Inc.[1]	6,055	436,928
Travelers Companies, Inc.[1]	3,669	436,758
Extra Space Storage, Inc. REIT	4,712	436,048
American Tower Corp. — Class A REIT[1]	3,838	436,035
Vornado Realty Trust REIT[1]	4,349	435,422
Chubb Ltd.[1]	3,319	433,826
Allstate Corp.[1]	6,189	432,920
Loews Corp.[1]	10,493	431,157
Marsh & McLennan Companies, Inc.[1]	6,293	430,819
Boston Properties, Inc. REIT[1]	3,256	429,466
HCP, Inc. REIT[1]	12,127	429,053
Torchmark Corp.[1]	6,938	428,907
Progressive Corp.[1]	12,784	428,264
CME Group, Inc. — Class A1	4,384	427,002
Berkshire Hathaway, Inc. — Class B*,1	2,945	426,407
Assurant, Inc.[1]	4,925	425,077
Morgan Stanley[1]	16,348	424,721
Hartford Financial Services Group, Inc.[1]	9,539	423,341
M&T Bank Corp.[1]	3,552	419,953
T. Rowe Price Group, Inc.[1]	5,733	418,336
Aon plc[1]	3,818	417,040
Goldman Sachs Group, Inc.[1]	2,786	413,944
BB&T Corp.[1]	11,624	413,931
Arthur J Gallagher & Co.	8,693	413,787
XL Group plc — Class A1	12,390	412,711
Franklin Resources, Inc.[1]	12,357	412,353
BlackRock, Inc. — Class A1	1,203	412,064
Nasdaq, Inc.[1]	6,367	411,754
Prologis, Inc. REIT[1]	8,364	410,171
Intercontinental Exchange, Inc.[1]	1,598	409,024
Wells Fargo & Co.[1]	8,637	408,789
Willis Towers Watson plc	3,287	408,607
JPMorgan Chase & Co.[1]	6,540	406,396
Weyerhaeuser Co. REIT[1]	13,649	406,331
Prudential Financial, Inc.[1]	5,678	405,069
Principal Financial Group, Inc.[1]	9,829	404,070
SunTrust Banks, Inc.[1]	9,829	403,775
Citigroup, Inc.[1]	9,511	403,171
American International Group, Inc.[1]	7,593	401,594

See notes to financial statements.

18 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Financial – 23.5% (continued)
U.S. Bancorp[1]	9,951	$401,324
Bank of America Corp.[1]	30,190	400,621
Discover Financial Services[1]	7,416	397,424
Fifth Third Bancorp[1]	22,533	396,355
Bank of New York Mellon Corp.[1]	10,124	393,318
PNC Financial Services Group, Inc.[1]	4,799	390,591
American Express Co.[1]	6,426	390,444
People's United Financial, Inc.[1]	26,594	389,868
Northern Trust Corp.[1]	5,882	389,741
Comerica, Inc.[1]	9,457	388,966
Visa, Inc. — Class A1	5,207	386,203
MasterCard, Inc. — Class A1	4,385	386,143
MetLife, Inc.[1]	9,690	385,953
Navient Corp.[1]	32,242	385,292
Legg Mason, Inc.[1]	12,987	382,987
Unum Group[1]	12,019	382,084
State Street Corp.[1]	7,055	380,406
E*TRADE Financial Corp.*,1	16,177	379,997
Alliance Data Systems Corp.*,1	1,937	379,497
Capital One Financial Corp.[1]	5,961	378,583
Ameriprise Financial, Inc.[1]	4,194	376,831
KeyCorp[1]	34,084	376,628
Lincoln National Corp.[1]	9,701	376,108
Invesco Ltd.[1]	14,691	375,208
Huntington Bancshares, Inc.[1]	41,963	375,149
Zions Bancorporation[1]	14,917	374,864
Regions Financial Corp.[1]	43,859	373,240
Charles Schwab Corp.[1]	14,676	371,450
Citizens Financial Group, Inc.[1]	18,590	371,428
CBRE Group, Inc. — Class A*,1	14,011	371,011
Affiliated Managers Group Inc*,1	2,615	368,114
Synchrony Financial	13,556	342,696
Total Financial		37,965,908
Consumer, Cyclical – 19.4%
The Gap, Inc.[1]	22,068	468,282
Coach, Inc.[1]	11,031	449,402
Ross Stores, Inc.[1]	7,785	441,332
Advance Auto Parts, Inc.[1]	2,729	441,087
Wyndham Worldwide Corp.[1]	6,171	439,561
AutoZone, Inc.*,1	553	438,994

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Consumer, Cyclical – 19.4% (continued)
Genuine Parts Co.[1]	4,327	$438,109
Urban Outfitters, Inc.*,1	15,864	436,260
Starbucks Corp.[1]	7,610	434,684
Best Buy Company, Inc.[1]	14,182	433,969
O'Reilly Automotive, Inc.*,1	1,599	433,489
Dollar Tree, Inc.*,1	4,571	430,771
Kohl's Corp.[1]	11,346	430,241
Target Corp.[1]	6,151	429,463
Dollar General Corp.[1]	4,566	429,204
Wal-Mart Stores, Inc.[1]	5,869	428,554
WW Grainger, Inc.[1]	1,877	426,547
Leggett & Platt, Inc.[1]	8,324	425,440
Harley-Davidson, Inc.[1]	9,389	425,322
Ulta Salon Cosmetics & Fragrance, Inc.*	1,740	423,934
PulteGroup, Inc.[1]	21,724	423,401
Costco Wholesale Corp.[1]	2,696	423,380
Newell Brands, Inc.[1]	8,708	422,948
Macy's, Inc.[1]	12,561	422,175
Lowe's Companies, Inc.[1]	5,332	422,135
DR Horton, Inc.[1]	13,408	422,084
Walgreens Boots Alliance, Inc.[1]	5,063	421,596
Mattel, Inc.[1]	13,434	420,350
Yum! Brands, Inc.[1]	5,061	419,658
TJX Companies, Inc.[1]	5,425	418,973
NIKE, Inc. — Class B1	7,576	418,195
Starwood Hotels & Resorts Worldwide, Inc.	5,651	417,891
Marriott International, Inc. — Class A1	6,280	417,369
Fastenal Co.[1]	9,368	415,846
CarMax, Inc.*,1	8,478	415,676
Johnson Controls, Inc.[1]	9,391	415,645
Chipotle Mexican Grill, Inc. — Class A*,1	1,030	414,843
Bed Bath & Beyond, Inc.[1]	9,592	414,566
Michael Kors Holdings Ltd.*	8,377	414,494
Home Depot, Inc.[1]	3,241	413,843
CVS Health Corp.[1]	4,319	413,501
Staples, Inc.[1]	47,937	413,217
AutoNation, Inc.*,1	8,766	411,827
Foot Locker, Inc.	7,497	411,285
LKQ Corp.*	12,955	410,674
McDonald's Corp.[1]	3,412	410,600
Lennar Corp. — Class A1	8,899	410,244

See notes to financial statements.

20 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Consumer, Cyclical – 19.4% (continued)
Tractor Supply Co.	4,496	$409,945
Tiffany & Co.[1]	6,759	409,866
VF Corp.[1]	6,664	409,769
L Brands, Inc.[1]	6,104	409,762
Nordstrom, Inc.[1]	10,739	408,619
Hasbro, Inc.[1]	4,859	408,107
PVH Corp.[1]	4,320	407,074
General Motors Co.[1]	14,368	406,614
Mohawk Industries, Inc.*,1	2,138	405,707
Ford Motor Co.[1]	31,873	400,644
PACCAR, Inc.[1]	7,607	394,575
Whirlpool Corp.[1]	2,352	391,937
Carnival Corp.[1]	8,855	391,391
Harman International Industries, Inc.[1]	5,443	390,916
Goodyear Tire & Rubber Co.[1]	15,227	390,725
Hanesbrands, Inc.	15,545	390,646
Ralph Lauren Corp. — Class A1	4,358	390,564
Darden Restaurants, Inc.	6,157	389,984
Delphi Automotive plc[1]	6,201	388,183
Signet Jewelers Ltd.	4,685	386,091
Royal Caribbean Cruises Ltd.[1]	5,648	379,263
Wynn Resorts Ltd.[1]	4,157	376,790
Southwest Airlines Co.[1]	9,570	375,240
United Continental Holdings, Inc.*	9,061	371,863
BorgWarner, Inc.[1]	12,404	366,166
Alaska Air Group, Inc.	6,239	363,671
Delta Air Lines, Inc.[1]	9,932	361,823
American Airlines Group, Inc.	12,599	356,678
Under Armour, Inc. — Class A*	5,629	225,892
Under Armour, Inc. — Class C*	5,669	206,352
Total Consumer, Cyclical		31,325,918
Industrial – 16.7%
Waste Management, Inc.[1]	6,668	441,888
General Electric Co.[1]	13,899	437,542
Vulcan Materials Co.[1]	3,615	435,101
Stericycle, Inc.*,1	4,172	434,389
3M Co.[1]	2,477	433,772
Republic Services, Inc. — Class A1	8,423	432,184
Martin Marietta Materials, Inc.[1]	2,250	432,000
Lockheed Martin Corp.[1]	1,735	430,575

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Industrial – 16.7% (continued)
United Parcel Service, Inc. — Class B1	3,995	$430,341
Harris Corp.[1]	5,155	430,133
Northrop Grumman Corp.[1]	1,921	427,000
Allegion plc[1]	6,148	426,855
Waters Corp.*,1	3,025	425,467
Kansas City Southern[1]	4,718	425,045
CH Robinson Worldwide, Inc.[1]	5,720	424,710
Fortune Brands Home & Security, Inc.	7,323	424,514
Norfolk Southern Corp.[1]	4,965	422,670
Snap-on, Inc.[1]	2,678	422,642
TransDigm Group, Inc.*	1,599	421,640
United Technologies Corp.[1]	4,093	419,737
L-3 Communications Holdings, Inc.[1]	2,856	418,947
J.B. Hunt Transport Services, Inc.	5,157	417,356
FLIR Systems, Inc.[1]	13,482	417,268
Corning, Inc.[1]	20,347	416,707
Garmin Ltd.[1]	9,822	416,649
Caterpillar, Inc.[1]	5,492	416,349
Honeywell International, Inc.[1]	3,578	416,193
WestRock Co.	10,706	416,142
Expeditors International of Washington, Inc.[1]	8,476	415,663
Raytheon Co.[1]	3,055	415,327
Roper Technologies, Inc.[1]	2,425	413,608
Masco Corp.[1]	13,365	413,513
Boeing Co.[1]	3,184	413,506
Emerson Electric Co.[1]	7,918	413,003
Ingersoll-Rand plc[1]	6,474	412,264
Acuity Brands, Inc.	1,659	411,366
Stanley Black & Decker, Inc.[1]	3,697	411,180
Rockwell Automation, Inc.[1]	3,578	410,826
General Dynamics Corp.[1]	2,950	410,758
Union Pacific Corp.[1]	4,703	410,337
Pentair plc[1]	7,031	409,837
Ball Corp.[1]	5,667	409,667
Dover Corp.[1]	5,908	409,543
Tyco International plc[1]	9,601	409,003
Agilent Technologies, Inc.[1]	9,205	408,334
PerkinElmer, Inc.[1]	7,777	407,670
CSX Corp.[1]	15,591	406,613
Xylem, Inc.[1]	9,093	406,003
Eaton Corporation plc[1]	6,776	404,730

See notes to financial statements.

22 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Industrial – 16.7% (continued)
Cummins, Inc.[1]	3,599	$404,672
Jacobs Engineering Group, Inc.*,1	8,098	403,362
Amphenol Corp. — Class A1	7,021	402,514
Illinois Tool Works, Inc.[1]	3,863	402,370
Parker-Hannifin Corp.[1]	3,705	400,325
AMETEK, Inc.[1]	8,641	399,473
Rockwell Collins, Inc.[1]	4,690	399,307
Sealed Air Corp.[1]	8,670	398,560
Deere & Co.[1]	4,874	394,989
Fluor Corp.[1]	8,012	394,831
Textron, Inc.[1]	10,775	393,934
FedEx Corp.[1]	2,595	393,869
TE Connectivity Ltd.[1]	6,804	388,576
Ryder System, Inc.[1]	6,354	388,484
Owens-Illinois, Inc.*,1	21,489	387,017
Flowserve Corp.[1]	8,214	371,026
Total Industrial		26,859,876
Technology – 11.9%
Micron Technology, Inc.*,1	34,393	473,248
Paychex, Inc.[1]	7,653	455,353
Akamai Technologies, Inc.*,1	7,918	442,854
Oracle Corp.[1]	10,778	441,144
Cerner Corp.*,1	7,508	439,969
Seagate Technology plc[1]	18,044	439,551
Activision Blizzard, Inc.[1]	11,055	438,110
Intuit, Inc.[1]	3,923	437,845
Intel Corp.[1]	13,031	427,417
Qorvo, Inc.*	7,728	427,050
Fiserv, Inc.*,1	3,925	426,765
Lam Research Corp.[1]	5,069	426,100
NVIDIA Corp.[1]	9,038	424,876
Texas Instruments, Inc.[1]	6,744	422,512
Western Digital Corp.[1]	8,912	421,181
KLA-Tencor Corp.[1]	5,745	420,821
Electronic Arts, Inc.*,1	5,546	420,165
NetApp, Inc.[1]	17,049	419,235
International Business Machines Corp.[1]	2,740	415,877
Applied Materials, Inc.[1]	17,346	415,784
QUALCOMM, Inc.[1]	7,757	415,542
CA, Inc.[1]	12,656	415,496

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Technology – 11.9% (continued)
Analog Devices, Inc.[1]	7,330	$415,171
Microsoft Corp.[1]	8,111	415,040
Fidelity National Information Services, Inc.[1]	5,616	413,787
Xilinx, Inc.[1]	8,935	412,172
Adobe Systems, Inc.*,1	4,300	411,897
Linear Technology Corp.[1]	8,803	409,604
EMC Corp.[1]	15,068	409,398
Microchip Technology, Inc.[1]	7,991	405,623
salesforce.com, Inc.*,1	5,102	405,150
Dun & Bradstreet Corp.[1]	3,320	404,509
Apple, Inc.[1]	4,225	403,910
Broadcom Ltd.	2,596	403,418
CSRA, Inc.	17,211	403,254
Skyworks Solutions, Inc.	6,370	403,094
Autodesk, Inc.*,1	7,432	402,368
Pitney Bowes, Inc.[1]	22,484	400,215
Accenture plc — Class A1	3,530	399,914
Xerox Corp.[1]	42,048	399,036
Hewlett Packard Enterprise Co.[1]	21,837	398,962
Cognizant Technology Solutions Corp. — Class A*,1	6,928	396,559
Red Hat, Inc.*,1	5,428	394,073
Citrix Systems, Inc.*,1	4,854	388,757
HP, Inc.[1]	30,928	388,146
Teradata Corp.*,1	14,992	375,849
Total Technology		19,126,801
Energy – 10.3%
Marathon Oil Corp.[1]	31,113	467,006
Newfield Exploration Co.*,1	10,475	462,785
Transocean Ltd.[1]	38,840	461,808
Spectra Energy Corp.[1]	12,501	457,911
Murphy Oil Corp.[1]	14,207	451,072
Kinder Morgan, Inc.[1]	23,845	446,378
ONEOK, Inc.[1]	9,239	438,391
Marathon Petroleum Corp.[1]	11,471	435,440
Exxon Mobil Corp.[1]	4,640	434,954
Hess Corp.[1]	7,236	434,884
Cimarex Energy Co.[1]	3,641	434,444
Apache Corp.[1]	7,801	434,282
Helmerich & Payne, Inc.[1]	6,446	432,720
Devon Energy Corp.[1]	11,889	430,976

See notes to financial statements.

24 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Energy – 10.3% (continued)
Chevron Corp.[1]	4,094	$429,174
Cabot Oil & Gas Corp. — Class A1	16,668	429,034
Equities Corp.[1]	5,529	428,110
EOG Resources, Inc.[1]	5,119	427,027
Halliburton Co.[1]	9,408	426,088
Schlumberger Ltd.[1]	5,317	420,468
Anadarko Petroleum Corp.[1]	7,878	419,504
Occidental Petroleum Corp.[1]	5,534	418,149
Diamond Offshore Drilling, Inc.[1]	17,168	417,697
First Solar, Inc.*,1	8,607	417,267
Columbia Pipeline Group, Inc.[1]	16,355	416,889
Range Resources Corp.[1]	9,663	416,862
Concho Resources, Inc.*	3,486	415,775
Phillips 66[1]	5,215	413,758
Baker Hughes, Inc.[1]	9,089	410,187
Noble Energy, Inc.[1]	11,433	410,102
Williams Companies, Inc.[1]	18,944	409,759
ConocoPhillips[1]	9,381	409,012
FMC Technologies, Inc.*,1	15,199	405,358
Tesoro Corp.[1]	5,408	405,167
Chesapeake Energy Corp.[1]	94,465	404,310
National Oilwell Varco, Inc.[1]	11,919	401,074
Southwestern Energy Co.*,1	31,752	399,440
Valero Energy Corp.[1]	7,815	398,565
Pioneer Natural Resources Co.[1]	2,617	395,717
Total Energy		16,567,544
Communications – 8.3%
Symantec Corp.[1]	24,135	495,733
CenturyLink, Inc.[1]	15,487	449,278
AT&T, Inc.[1]	10,353	447,353
Verizon Communications, Inc.[1]	7,927	442,644
TEGNA, Inc.[1]	19,057	441,551
Comcast Corp. — Class A1	6,649	433,448
CBS Corp. — Class B1	7,918	431,056
VeriSign, Inc.*,1	4,932	426,421
Yahoo!, Inc.*,1	11,337	425,818
Walt Disney Co.[1]	4,289	419,550
Time Warner, Inc.[1]	5,671	417,045
Amazon.com, Inc.*,1	581	415,775
Expedia, Inc.[1]	3,909	415,527

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Communications – 8.3% (continued)
Cisco Systems, Inc.[1]	14,383	$412,648
Viacom, Inc. — Class B1	9,936	412,046
Level 3 Communications, Inc.*,1	7,988	411,302
Juniper Networks, Inc.[1]	18,193	409,161
Facebook, Inc. — Class A*,1	3,580	409,122
Motorola Solutions, Inc.[1]	6,191	408,420
Omnicom Group, Inc.[1]	5,010	408,265
Netflix, Inc.*,1	4,454	407,452
Scripps Networks Interactive, Inc. — Class A1	6,528	406,498
eBay, Inc.*,1	17,346	406,070
Frontier Communications Corp.[1]	81,709	403,642
Interpublic Group of Companies, Inc.[1]	17,383	401,547
TripAdvisor, Inc.*,1	6,211	399,367
F5 Networks, Inc.*,1	3,497	398,098
Priceline Group, Inc.*,1	316	394,498
News Corp. — Class A1	28,081	318,720
Twenty-First Century Fox, Inc. — Class A1	10,413	281,672
Discovery Communications, Inc. — Class C*,1	10,000	238,500
Alphabet, Inc. — Class C*,1	290	200,709
Alphabet, Inc. — Class A*,1	285	200,506
Discovery Communications, Inc. — Class A*,1	6,307	159,126
Twenty-First Century Fox, Inc. — Class B	4,011	109,300
News Corp. — Class B	7,966	92,963
Total Communications		13,350,831
Utilities – 7.6%
AES Corp.[1]	37,280	465,255
American Water Works Company, Inc.[1]	5,387	455,255
NiSource, Inc.[1]	16,768	444,688
Dominion Resources, Inc.[1]	5,692	443,578
CMS Energy Corp.[1]	9,640	442,090
SCANA Corp.[1]	5,833	441,325
Eversource Energy[1]	7,366	441,223
Pinnacle West Capital Corp.[1]	5,442	441,129
Duke Energy Corp.[1]	5,139	440,875
DTE Energy Co.[1]	4,446	440,688
NextEra Energy, Inc.[1]	3,372	439,709
Ameren Corp.[1]	8,193	438,981
Exelon Corp.[1]	12,067	438,756
Public Service Enterprise Group, Inc.[1]	9,412	438,693
Edison International[1]	5,645	438,447

See notes to financial statements.

26 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
COMMON STOCKS† – 129.3% (continued)
Utilities – 7.6% (continued)
Southern Co.[1]	8,169	$438,103
American Electric Power Company, Inc.[1]	6,246	437,782
Xcel Energy, Inc.[1]	9,767	437,366
WEC Energy Group, Inc.[1]	6,677	436,008
Sempra Energy[1]	3,821	435,670
Consolidated Edison, Inc.[1]	5,412	435,341
CenterPoint Energy, Inc.[1]	18,044	433,056
FirstEnergy Corp.[1]	12,390	432,535
Entergy Corp.[1]	5,309	431,887
PG&E Corp.[1]	6,625	423,470
NRG Energy, Inc.[1]	28,022	420,050
Alliant Energy Corp.	10,508	417,168
PPL Corp.[1]	10,619	400,867
Total Utilities		12,229,995
Basic Materials – 5.0%
Newmont Mining Corp.[1]	11,666	456,374
Freeport-McMoRan, Inc.[1]	40,302	448,964
Sherwin-Williams Co.[1]	1,430	419,948
Albemarle Corp.	5,279	418,677
Praxair, Inc.[1]	3,671	412,584
Ecolab, Inc.[1]	3,472	411,780
International Paper Co.[1]	9,669	409,772
International Flavors & Fragrances, Inc.[1]	3,243	408,845
Nucor Corp.[1]	8,268	408,522
Alcoa, Inc.[1]	43,997	407,852
Mosaic Co.[1]	15,481	405,293
Air Products & Chemicals, Inc.[1]	2,852	405,098
EI du Pont de Nemours & Co.[1]	6,180	400,465
PPG Industries, Inc.[1]	3,822	398,061
Monsanto Co.[1]	3,824	395,440
FMC Corp.[1]	8,408	389,374
Eastman Chemical Co.[1]	5,727	388,863
Dow Chemical Co.[1]	7,822	388,832
LyondellBasell Industries N.V. — Class A1	5,188	386,091
CF Industries Holdings, Inc.[1]	14,284	344,244
Total Basic Materials		8,105,079
Diversified – 0.3%
Leucadia National Corp.[1]	24,107	417,774
Total Common Stocks
(Cost $194,810,453)		208,453,277

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

	Shares	Value
SHORT TERM INVESTMENTS† – 3.9%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.16%[1,2]	6,294,624	$6,294,624
Total Short Term Investments
(Cost $6,294,624)		6,294,624
Total Investments – 133.2%
(Cost $201,105,077)		$214,747,901

	Contracts	Value
OPTIONS WRITTEN† – (2.3)%
Call options on:
Consumer Discretionary Select Sector SPDR Fund Expiring July 2016
with strike price of $78.00	664	$(59,096)
Industrial Select Sector Fund SPDR Expiring July 2016
with strike price of $56.00	932	(60,114)
Financial Select Sector SPDR Fund Expiring July 2016
with strike price of $23.00	2,288	(60,632)
NASDAQ 100 Index Expiring July 2016 with strike price of $4,450.00	83	(243,190)
Dow Jones Industrial Average Index Expiring July 2016
with strike price of $176.00	2,936	(1,123,020)
S&P 500 Index Expiring July 2016 with strike price of $2,065.00	501	(2,099,190)
Total Call Options Written
(Premiums received $3,400,078)		(3,645,242)
Other Assets & Liabilities, net – (30.9)%		(49,861,357)
Total Net Assets – 100.0%		$161,241,302

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1
All or a portion of these securities have been physically segregated in connection with borrowings and/or written options. As of June 30, 2016, the total value of segregated securities was $165,572,019.

2	Rate indicated is the 7-day yield as of June 30, 2016.

N.V.	Publicly Traded Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
See Sector Classification in Supplemental Information section.

See notes to financial statements.

28 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

The following table summarizes the inputs used to value the Fund's investments at June 30, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets:
Common Stocks	$208,453,277	$ —	$ —	$208,453,277
Short Term Investments	6,294,624	—	—	6,294,624
Total	$214,747,901	$ —	$ —	$214,747,901
Liabilities:
Call Options Written	$3,645,242	$ —	$ —	$3,645,242
Total	$3,645,242	$ —	$ —	$3,645,242

Please refer to the detailed portfolio for a breakdown of investment type by industry category.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
There were no transfers between levels for the period ended June 30, 2016.

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2016

ASSETS:
Investments, at value (cost $201,105,077)	$214,747,901
Receivables:
Investments sold	834,996
Dividends	248,441
Reclaims receivable	3,523
Other assets	69,637
Total assets	215,904,498
LIABILITIES:
Borrowings	49,500,000
Options written, at value (premiums received of $3,400,078)	3,645,242
Due to custodian	280,455
Interest payable on borrowings	69,263
Payable for:
Investments purchased	835,845
Investment advisory fees	190,279
Fund accounting fees	8,625
Administration fees	4,663
Other liabilities	128,824
Total liabilities	54,663,196
NET ASSETS	$161,241,302
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
8,774,050 shares issued and outstanding	$87,741
Additional paid-in capital	147,171,183
Accumulated net realized gain on investments and options	2,338,695
Net unrealized appreciation on investments and options	13,397,660
Distributions in excess of net investment income	(1,753,977)
NET ASSETS	$161,241,302
Net Asset Value	$18.38

See notes to financial statements.

30 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	June 30, 2016
For the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,010)	$2,296,458
Total income	2,296,458
EXPENSES:
Investment advisory fees	1,012,346
Interest expense	314,475
Trustee fees and expenses*	38,948
Fund accounting fees	32,349
Professional fees	29,279
Administration fees	27,644
Printing fees	24,925
Custodian fees	13,008
NYSE listing fees	11,830
Transfer agent fees	6,378
Other expenses	7,334
Total expenses	1,518,516
Net investment income	777,942
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	6,846,322
Written Options	(2,540,821)
Net realized gain	4,305,501
Net change in unrealized appreciation (depreciation) on:
Investments	2,493,491
Written Options	(313,177)
Net change in unrealized appreciation (depreciation)	2,180,314
Net realized and unrealized gain	6,485,815
Net increase in net assets resulting from operations	$7,263,757

* Relates to Trustees not deemed “interested persons” within the meaning of section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2016

	For the
	Period Ended	For the
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income	$777,942	$1,100,897
Net realized gain on investments	4,305,501	16,422,532
Net change in unrealized appreciation (depreciation)
on investments	2,180,314	(23,444,315)
Net increase (decrease) in net assets resulting from operations	7,263,757	(5,920,886)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,838,647)	(1,080,681)
Capital gains	—	(18,110,838)
Total distributions	(3,838,647)	(19,191,519)
CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	—	77,952
Net increase from capital shares transactions	—	77,952
Net increase (decrease) in net assets	3,425,110	(25,034,453)
NET ASSETS:
Beginning of period	157,816,192	182,850,645
End of period	$161,241,302	$157,816,192
Undistributed (distributions on excess of) net investment income
at end of period	$(1,753,977)	$1,306,728

See notes to financial statements.

32 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	June 30, 2016
For the Six Months Ended June 30, 2016 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$7,263,757
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	(2,493,491)
Net change in unrealized appreciation (depreciation) on written options	313,177
Net realized gain on investments	(6,846,322)
Net realized loss on written options	2,540,821
Purchase of long-term investments	(25,657,162)
Cost of written options closed	(16,665,901)
Proceeds from written options	15,736,868
Proceeds from sale of long-term investments	37,685,276
Net purchases of short-term investments	(4,374,631)
Decrease in dividends receivable	48,902
Increase in receivable for investments sold	(834,996)
Increase in other assets	(44,429)
Decrease in tax reclaims receivable	787
Decrease in distribution payable	(3,838,647)
Increase in due to custodian	280,455
Decrease in advisory fees payable	(7,734)
Increase in investments purchased payable	835,845
Decrease in administration fees payable	(199)
Increase in interest payable on borrowings	6,365
Increase in fund accounting fees payable	822
Decrease in accrued expenses and other liabilities	(110,916)
Net Cash Provided by Operating and Investing Activities	3,838,647
Cash Flows From Financing Activities:
Distributions to shareholders	(3,838,647)
Net Cash Used in Financing Activities	(3,838,647)
Net change in cash	—
Cash at Beginning of Period	$—
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$308,110

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS	June 30, 2016

	For the	For the	For the	For the	For the
	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	June 30, 2016	December 31,	December 31,	December 31,	December 31,		June 30,
	(unaudited)	2015	2014	2013	2012	*	2012 (a)
Per Share Data:
Net asset value, beginning of period	$17.99	$20.85	$21.02	$19.07	$19.24		$19.10
Income from investment operations:
Net investment income(b)	0.09	0.13	0.12	0.07	0.12		0.09
Net gain (loss) on investments (realized and unrealized)	0.74	(0.80)	1.46	3.63	0.59		0.97
Total from investment operations	0.83	(0.67)	1.58	3.70	0.71		1.06
Common shares' offering expenses charged to paid-in-capital	—	—	—	—	—		(0.04)
Less distributions from:
Net investment income	(0.44)	(0.12)	—	(0.05)	(0.11)		(0.42)
Capital gains	—	(2.07)	(1.75)	(0.64)	—		—
Return of capital	—	—	—	(1.06)	(0.77)		(0.46)
Total distributions to shareholders	(0.44)	(2.19)	(1.75)	(1.75)	(0.88)		(0.88)
Net asset value, end of period	$18.38	$17.99	$20.85	$21.02	$19.07		$19.24
Market value, end of period	$16.50	$16.34	$20.42	$18.89	$17.73		$18.61
Total Return(c)
Net asset value	4.65%	(3.48)%	7.87%	20.28%	3.69%		5.30%
Market value	3.73%	(9.79)%	18.40%	17.12%	(0.35)%		(2.57)%
Ratios/Supplemental Data:
Net assets end of period (in thousands)	$161,241	$157,816	$182,851	$184,336	$167,217		$168,444
Ratios to average net assets of:
Net investment income, including interest expense	1.02%	0.64%	0.59%	0.33%	1.25	%(e)	0.71%
Total expenses, including interest expense(g)	1.98%	1.85%	1.71%	1.68%	1.78	%(e)	1.80%
Portfolio Turnover(d)	25%	46%	59%	154%	54%		31%

See notes to financial statements.

34 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	June 30, 2016

	For the	For the	For the	For the	For the
	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	June 30, 2016	December 31,	December 31,	December 31,	December 31,		June 30,
	(unaudited)	2015	2014	2013	2012	*	2012	(a)
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$49,500	$49,500	$49,500	$23,000	$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$4,257	$4,188	$4,694	$9,015	$6,226		$5,954

*	Fiscal year end changed from June 30 to December 31.
(a)	Since commencement of operations: October 27, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Annualized.
(f)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.
(g)	Excluding interest expense, the operating expense ratios would be:

June 30,	December 31,	December 31,	December 31,	December 31,	June 30,
2016	2015	2014	2013	2012*	2012(a)
1.57%	1.56%	1.49%	1.51%	1.54%(e)	1.59%

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2016

Note 1 – Organization:
Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
The following is a summary of significant accounting policies consistently followed by the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.

36 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

Exchange traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments.
The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Adviser, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the January 31, 2014 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).
The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

38 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, GPIM and Security Investors, provides fund administration services to the Fund. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:
Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.
Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 – quoted prices in active markets for identical assets or liabilities.
Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.
Information on the components of investments, excluding purchased and written options as of June 30, 2016, is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments
$ 204,844,172	$ 29,847,293	$ (19,943,564)	$ 9,903,729

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

40 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

The tax character of distributable earnings/(accumulated losses) as of December 31, 2015 (the most recent fiscal year end for federal income tax purposes), were as follows:

Undistributed	Undistributed	Net Unrealized
Ordinary	Long Term	Appreciation
Income	Capital Gain	(Depreciation)
$ 1,455,728	$ 1,629,588	$ 7,471,952

For the year ended December 31, 2015 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets, was as follows:
Distributions paid from	2015
Ordinary income	$ 3,489,741
Long term Capital gains	15,701,778

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year-ends and the interim tax period since then).
Note 6 – Investments in Securities:
During the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $25,657,162 and $37,685,276, respectively.
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purpose:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

(a) Options Written
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.
There are special risks associated with uncovered option writing, which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss

42 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.
To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
Transactions in written call option contracts for the period ended June 30, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	12,253	$1,810,508
Options written during the period	37,128	15,736,868
Options expired during the period	(22,158)	(3,357,602)
Options closed during the period	(19,819)	(10,789,696)
Options outstanding, end of the period	7,404	$3,400,078

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of June 30, 2016.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivatives Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk			Options Written	$3,645,242
Total				$3,645,242

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended June 30, 2016.
Effect of Derivative Instruments on the Statement of Operations:
		Net Change in
		Net Unrealized
	Amount of Net	Appreciation
	Realized Gain	(Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$(2,540,821)	$(313,177)
Total	$(2,540,821)	$(313,177)

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

Note 8 – Borrowings:
On November 3, 2011, the Fund entered into a $50,000,000 credit facility agreement. The interest rate on the amount borrowed was based on the 1 month LIBOR plus 75 basis points. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. On March 3, 2015 the Fund terminated the credit facility agreement. On March 3, 2015 the Fund entered into a $60,000,000 credit facility agreement with an approved lender. The interest rate on the amount borrowed is based on the 1 month LIBOR plus 75 basis points. As of June 30, 2016, there was $49,500,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended June 30, 2016, was $49,500,000 with a related average interest rate of 1.19%. The maximum amount outstanding during the period ended June 30, 2016 was $49,500,000. As of June 30, 2016 the market value of the securities segregated as collateral is $83,942,812.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.
Note 9 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,774,050 issued and outstanding.

Transactions in common shares were as follows:
	Period ended	Year ended
	June 30, 2016	December 31, 2015
Beginning Shares	8,774,050	8,770,121
Shares issued through dividend reinvestment	—	3,929
Ending Shares	8,774,050	8,774,050

As of June 30, 2016, Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, owned 5,870 shares of the Fund.

44 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 45

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 6, 2016. Shareholders voted on the election of Trustees.
With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Robert B. Karn III	7,694,002	135,893	69,164
Maynard F. Oliverius	7,709,193	131,683	58,183
Ronald E. Toupin, Jr.	7,697,756	138,179	63,124
The other Trustees of the Fund not up for election in 2016 are Ronald C. Barnes, Donald C. Cacciapaglia, Donald A. Chubb, Jerry B. Farley, Roman Friedrich III and Ronald A. Nyberg.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office**		Portfolios in
Name, Address*,	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C.	Trustee	Since 2011	Current: Private Investor (2001-present).	100	Current: Trustee, Purpose
Barnes					Investments Funds (2014-
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		present).
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

46 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2016

Number of
	Position(s)	Term of Office**		Portfolios in
Name, Address*,	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	96	Current: Midland Care, Inc.
Chubb, Jr.			Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	96	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst Bank & Trust
(2000-present).
Roman Friedrich III	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	96	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).
	Committee				Former: Axiom Gold and
Silver Corp. (2011-2012).
Robert B. Karn III	Trustee and	Since 2011	Current: Consultant (1998-present).	96	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial		Partners, LLC (2002- present).
	Committee		and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2011	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	102	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016);
	and		Executive Vice President, General Counsel and Corporate Secretary,
	Governance		Van Kampen Investments (1982-1999).
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	96	Current: Fort Hays State University
Oliverius					Foundation (1999-present); Stormont-
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Vail Foundation (2013-present);
University of Minnesota MHA Alumni
Philanthropy Committee (2009-present).

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 47

SUPPLEMENTAL INFORMATION (Unaudited) continued					June 30, 2016

Number of
	Position(s)	Term of Office**		Portfolios in
Name, Address*,	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2011	Current: Portfolio Consultant (2010-present).	99	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory

Corp. (1992-1999); Vice President and Manager, Nuveen Unit
Investment Trusts (1991-1999); and Assistant Vice President and
Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	231	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments		Company (2015-present); Guggenheim
(1951)	Executive		(2010-present).		Partners Japan, Ltd. (2014-present);
	Officer and				Delaware Life (2013-present);
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).
*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:
-
Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2017.

-
Messrs. Farley, Friedrich and Nyberg are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2017.

-
Messrs. Karn, Oliverius and Toupin are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2017.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.

48 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2016

Officers
The Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC
(1966)	Treasurer		(2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds
Belden, III	President		Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
Catalucci	Compliance		Investments (2012-present).
(1966)	Officer

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley	Assistant	Since 2011	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-
(1972)	Treasurer		present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
(1978)			(2007-present).

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2016

	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments
(1984)	Secretary		(2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex
(1979)	Treasurer		(2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex
(1974)	Treasurer		(2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present);
(1955)	Officer, Chief		Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

50 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 51

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

52 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

REPORT OF THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY
INCOME FUND (GEQ) CONTRACTS REVIEW COMMITTEE	June 30, 2016

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”), Security Investors, LLC (“Security Investors” or the “Equity Portfolio Sub-Adviser” and together with GPIM, the “Sub Advisers” and each, a “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors and other affiliated investment management businesses.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of: (i) GPIM, which serves as the Fund’s investment sub-adviser responsible for managing the Fund’s options strategy pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “GPIM Sub-Advisory Agreement”); and (ii) Security Investors, which serves as the Fund’s investment sub-adviser responsible for managing the Fund’s portfolio of equity securities pursuant to an investment sub-advisory agreement by and among the Fund, GFIA and Security Investors (the “Security Investors SubAdvisory Agreement” and together with the GPIM Sub-Advisory Agreement, the “Sub-Advisory Agreements” and each, a “Sub-Advisory Agreement”). (The Sub-Advisory Agreements and the Investment Advisory Agreement are referred to herein collectively as the “Advisory Agreements.”) Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), Security Investors manages the equity portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on the Fund’s behalf, while GPIM implements the Fund’s options strategy and provides certain facilities and personnel related to such management.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 53

REPORT OF THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY
INCOME FUND (GEQ) CONTRACTS REVIEW COMMITTEE continued	June 30, 2016

with respect to the services provided by each of GFIA, GPIM and Security Investors is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).
The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Advisers. The Committee considered the Adviser’s responsibility to oversee the Sub Advisers and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Advisers’ investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

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REPORT OF THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY
INCOME FUND (GEQ) CONTRACTS REVIEW COMMITTEE continued	June 30, 2016

The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on October 27, 2011. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the three-year and one-year periods ended December 31, 2015. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks; and (iii) do not utilize a call writing strategy. The Committee considered that the foregoing methodology reflected a refinement to the process implemented by the Adviser (and reviewed by the Board) in the fall of 2015 and that the peer group of funds identified by such refined methodology is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting since the adjustment was implemented. In assessing the peer group

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REPORT OF THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY
INCOME FUND (GEQ) CONTRACTS REVIEW COMMITTEE continued	June 30, 2016

constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered Guggenheim’s statement that there are challenges associated with developing relevant peer groups for the Fund given the uniqueness of its investment strategies.
The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of risk-adjusted total return with an emphasis on current income. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Advisers. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2015 and annualized for the three-year and since-inception periods ended December 31, 2015.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Advisers’ investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee noted that although the Fund’s advisory fee and total net expense ratio (excluding interest expense) were the highest of its peer group, only one of the 13 other funds within the peer group of funds employs leverage. The Committee also considered that the Fund’s advisory fee rate (on managed assets) was competitive with the rate charged by its peer funds without leverage, although higher than the peer fund that also employed leverage. In addition, the Committee noted that the Fund was the smallest in the peer group based on average net assets under management and, in this connection, considered the impact of the size differential on the expense ratio related to fixed expenses. The Committee also considered the complexity of the investment strategies employed by the Sub-Advisers.
The Committee compared the advisory fee paid by the Fund to the Adviser to the fees charged by the Adviser and/or the Sub-Advisers to other clients, including other funds (both registered investment companies and private funds) and separate accounts (“Other Clients”), that are considered to have similar investment strategies and policies as the Fund with an enhanced equity income mandate, noting that Guggenheim identified one such separately managed account (the “SMA”). In considering the fees charged to Other Clients, including the SMA, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to private funds and separate accounts, including the additional resources and greater regulatory costs associated with the management of registered fund assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services

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REPORT OF THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY
INCOME FUND (GEQ) CONTRACTS REVIEW COMMITTEE continued	June 30, 2016

provided to the Fund were sufficiently different from those provided to Other Clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing the Other Clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted that other Guggenheim affiliates, GPIM and Security Investors, receive subadvisory fees for managing the investment portfolio. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 57

REPORT OF THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY
INCOME FUND (GEQ) CONTRACTS REVIEW COMMITTEE continued	June 30, 2016

extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreements
Nature, Extent and Quality of Services Provided by the Sub-Advisers: With respect to the nature, extent and quality of services provided by the Sub-Advisers, the Committee considered the qualifications, experience and skills of the Sub-Advisers’ portfolio management and other key personnel and information from the Sub-Advisers describing the scope of their services to the Fund. With respect to Guggenheim’s resources and the Sub-Advisers’ ability to carry out their responsibilities under the Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)
The Committee also considered the acceptability of the terms of each Sub-Advisory Agreement. In addition, the Committee considered the Sub-Advisers’ efforts in pursuing the Fund’s investment objective of providing a high level of risk-adjusted total return with an emphasis on current income.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Sub-Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the applicable Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over periods of time. The Committee observed that the Fund underperformed the median return of its peer group of funds on a net asset value basis for the three-year and one-year periods ended December 31, 2015 (ranking in the 92nd and 100th percentiles, respectively). The Committee noted its discussions with Guggenheim’s senior investment management personnel regarding the Fund’s performance and management’s explanation that the equal-weight S&P 500 strategy declined 2.20% in 2015, trailing the S&P 500 (market-capitalization weighted index) by 3.59%, creating a significant drag on performance relative to peers. In this connection, the Committee observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team. The Committee also noted that management is evaluating a number of potential investment strategy enhancements to improve the consistency of performance while maintaining the Fund’s equal weight methodology. In light of the foregoing, the Committee considered more recent performance reports and noted Guggenheim’s statement that the Fund’s performance in the first quarter of 2016 ranked in the 14th percentile of its peer group of funds.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-

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INCOME FUND (GEQ) CONTRACTS REVIEW COMMITTEE continued	June 30, 2016

adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark versus that of the Fund’s peers.
After reviewing the foregoing and related factors, the Committee concluded that the circumstances impacting the Fund’s performance, combined with the ongoing review of the Sub-Advisers’ investment processes, supported renewal of the Sub-Advisory Agreements.
Comparative Fees, Costs of Services Provided and the Profits Realized by each SubAdviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to each of GPIM and Security Investors, noting that the fees are paid by the Adviser and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to each of GPIM and Security Investors for the twelve months ended December 31, 2015.
Economies of Scale: The Committee recognized that, because the SubAdvisers’ fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for an additional annual term.

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FUND INFORMATION	June 30, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds
Investment Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb Jr.	Options Strategy Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Equity Strategy Investment Sub-Adviser
Robert B. Karn III	Security Investors, LLC
New York, NY
Ronald A. Nyberg
Administrator and Accounting Agent
Maynard F. Oliverius	Rydex Fund Services, LLC
Rockville, MD
Ronald E. Toupin, Jr.,
Chairperson	Custodian
The Bank of New York Mellon
* Trustee is an “interested person” (as defined	New York, NY
in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of	Legal Counsel
his position as the President and CEO of the	Skadden, Arps, Slate, Meagher &
Investment Adviser and Distributor.	Flom LLP
New York, NY
Principal Executive Officers
Donald C. Cacciapaglia	Independent Registered Public
President and Chief Executive Officer	Accounting Firm
Ernst & Young LLP
Joanna M. Catalucci	McLean, VA
Chief Compliance Officer

Amy J. Lee Chief Legal Officer

Mark E. Mathiasen Secretary

John L. Sullivan Chief Financial Officer, Chief Accounting Officer and Treasurer

62 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	June 30, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?
•   If your shares are held in a Brokerage Account, contact your Broker.
•   If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX
77842-3170; (866) 488-3559 or online at www.computershare.com/investor.
This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 63

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (08/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEQ-SAR-0616

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
 Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)	As of June 1, 2016, Qi Yan has been added as a Portfolio Manager of the registrant. Please Qi Yan’s information below as required by paragraphs (a)(1) - (a)(4) of this Item 8.

(a)(1)  Guggenheim Partners Investment Management, LLC (“Guggenheim”) serves as the investment sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

Qi Yan shares primary responsibility for the management of the registrant’s portfolio and his information is provided as of June 30, 2016:

Name	Since	Professional Experience During the Last Five Years
Qi Yan	2016	Guggenheim Partners Investment Management, LLC, Managing Director

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following table summarizes information regarding each of the other accounts managed by Qi Yan as of June 30, 2016:

Qi Yan:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$368,087,073	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Qi Yan as of June 30, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Qi Yan	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)   Not applicable.
 (a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)   Not applicable.
(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Equal Weight Enhanced Equity Income Fund
By:                   /s/ Donald C. Cacciapaglia
Name:              Donald C. Cacciapaglia
Title: President and Chief Executive Officer
Date:                September 2, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:                   /s/ Donald C. Cacciapaglia
Name:              Donald C. Cacciapaglia
Title: President and Chief Executive Officer
Date:                September 2, 2016
By:                   /s/ John L. Sullivan
Name:               John L. Sullivan
Title: Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:                September 2, 2016